Exhibit 99.1

TODCO Monthly Rig Status Report as of December 29, 2006
				Contract (2)		Est. Duration (2)

Rig Name	Rig Type	Status (1)	Customer	Type	Dayrate ($000s)	Days	Date	Comments

US Inland Barges
1	Rig 01	Conv - 2000 hp	Operating	Swift Energy Company	term	High $20s	70	03/09/07
2	Rig 07	Posted - 2000 hp	Cold Stacked 03/02
			Operating	ADTI	one well	High $50s	7	01/05/07
3	Rig 09	Posted - 2000 hp, TD	Shipyard				28	02/02/07
			Operating	Red Willow	term	Mid $60s	365	02/02/08
4	Rig 10	Posted - 2000 hp	Cold Stacked 03/02
5	Rig 11	Conv - 3000 hp, TD	Operating	Pel-Tex Oil Co., LLC	one well	Low $40s	49	02/16/07
6	Rig 15	Conv - 2000 hp	Shipyard				3	01/01/07
			Operating	Swift Energy Company	term	Mid $30s	119	04/30/07
7	Rig 17	Posted - 3000 hp, TD	Operating	Samson Countour Energy E&P	one well	Low $60s	70	03/09/07
8	Rig 19	Conv - 1000 hp	Operating	Swift Energy Company	term	Low $30s	122	04/30/07
9	Rig 20	Conv - 1000 hp	Cold Stacked 09/03
10	Rig 21	Conv - 1500 hp	Cold Stacked 07/99
11	Rig 23	Conv - 1000 hp	Cold Stacked 03/02
12	Rig 27	Posted - 3000 hp, TD	Operating	McMoRan Exploration	one well	Low $60s	5	01/03/07
				ADTI	one well	Low $60s	90	04/03/07
13	Rig 28	Conv - 3000 hp	Operating	Swift Energy Company	term	Mid $30s	122	04/30/07
14	Rig 29	Conv - 3000 hp, TD	Operating	Apache Corp	term	High $40s	16	01/14/07
15	Rig 30	Conv - 3000 hp	Cold Stacked 03/02
16	Rig 31	Conv - 3000 hp	Cold Stacked 03/02
17	Rig 32	Conv - 3000 hp	Cold Stacked 12/03
18	Rig 41	Posted - 3000 hp, TD	Operating	Castex Energy	term	Mid $40s	130	05/08/07
			Operating	ADTI	one well	High $30s	17	01/15/07
19	Rig 46	Posted - 3000 hp, TD		ADTI	one well	Low $60s	32	02/16/07	Well moved from Rig 49
			Shipyard				15	01/30/07
20	Rig 47	Posted - 3000 hp	Cold Stacked 02/98
21	Rig 48	Posted - 3000 hp, TD	Operating	Energy XXI Services, LLC	term	High $40s	244	08/30/07
			Operating	Erskine Energy	term	Mid $50s	3	01/01/07
22	Rig 49	Posted - 3000 hp, TD	Warm Stacked				30	01/31/07	Well moved to Rig 46
			Operating	Centurion Exploration Company	term	Mid $40s	180	07/30/07
23	Rig 52	Posted - 2000 hp, TD	Shipyard				19	01/17/07
24	Rig 55	Posted - 3000 hp, TD	Operating	Energy Partners, Limited	term	Low $40s	175	06/22/07
25	Rig 57	Posted - 2000 hp, TD	Operating	EOG Resources, Inc.	two wells	Low $50s	52	02/19/07
26	Rig 61	Posted - 3000 hp	Cold Stacked 02/98
						High $30s	12	01/10/07
27	Rig 64	Posted - 3000 hp, TD	Operating	Denbury Onshore LLC	term	Low $40s	90	04/10/07
						Low $40s	90	07/09/07
						Average	123	days

TODCO Monthly Rig Status Report as of December 29, 2006

				Contract (2)		Est. Duration (2)

Rig Name	Rig Type	Status (1)	Customer	Type	Dayrate ($000s)	Days	Date	Comments

US Gulf of Mexico
1	THE 75	Submersible, TD	Operating	Hydro Gulf of Mexico, LLC	term	Low $90s	12	01/10/07
					one well	Low $100s	49	02/28/07
2	THE 77	Submersible, TD	Operating	McMoran Exploration	term	High $80s	116	04/24/07
3	THE 78	Submersible, TD	Operating	Energy Partners Limited	term	Mid $110s	141	05/19/07
4	THE 150	150’ - ILC, TD	Operating	Apache Corp	term	Low $90s	63	03/02/07
				Hall-Houston Exploration	term	Mid $70s	11	01/09/07
5	THE 152	150’ - MC, TD	Operating	Hunt Oil	one well	Low $70s	30	02/08/07
				Hunt Oil	two wells	Low $60s	24	03/04/07	Two completions
6	THE 153	150’ - MC, TD	Reactivating						Available mid-January 2007
7	THE 155	150’ - ILC	Cold Stacked 07/01
8	THE 191	160’ - MS	Cold Stacked 08/01
9	THE 200	200’ - MC, TD	Operating	Royal Production	one well	Mid $70s	7	01/05/07
			Shipyard				30	02/04/07
10	THE 201	200’ - MC, TD	Operating	Remington Oil & Gas	one well	Mid $70s	1	12/30/06
11	THE 202	200’ - MC, TD	Operating	Prime Offshore LLC	term	Mid $120s	62	03/01/07
12	THE 203	200’ - MC, TD	Operating	Energy XXI Services, LLC	term	Mid $120s	88	03/27/07
			Operating	Triangle	one well	Mid $70s	9	01/07/07
13	THE 204	200’ - MC, TD	Warm Stacked				53	03/01/07
			Operating	Apache Corp	term	Mid $110s	180	08/28/07
14	THE 207	200’ - MC, TD	Operating	ADTI	one well	Mid $70s	28	01/26/07
15	THE 250	250’ - MS, TD	Operating	LLOG	four wells	Low $70s	118	04/26/07
				ADTI	one well	Mid $90s	25	01/23/07
16	THE 251	250’ - MS, TD	Operating	Helis	one well	Mid $90s	30	02/22/07
				Royal Production	one well	Mid $70s	30	03/24/07
17	THE 252	250’ - MS, TD	Operating	Arena Offshore	term	Mid $80s	211	07/28/07
18	THE 253	250’ - MS, TD	Operating	Tana Exploration Company	term	Mid $70s	86	03/25/07
19	THE 254	250’ - MS	Cold Stacked 07/01
20	THE 255	250’ - MS	Cold Stacked 07/01
21	THE 256	250’ - MS, TD	Cold Stacked 03/99
						Average	88	days

TODCO Monthly Rig Status Report as of December 29, 2006

				Contract (2)		Est. Duration (2)

Rig Name	Rig Type	Status (1)	Customer	Type	Dayrate ($000s)	Days	Date	Comments

Mexico
1	THE 205	200’ - MC, TD	Shipyard						Rig damage assessment ongoing
2	THE 206	200’ - MC, TD	Operating	PEMEX	term	Mid $60s	177	06/24/07
					term	Low $110s	730	06/23/09
3	Platform 3	Platform, TD	Operating	PEMEX	term	High $20s	486	04/28/08
						Average	697	days
Trinidad
1	THE 110	100’ - MC, TD	Operating	Trinmar	term	Low $50s	476	04/18/08
2	THE 208	200’ - MC	Cold Stacked 03/02
3	Cliffs #36	2000 hp, TD	Operating	Talisman Trinidad	two wells	Low $20s	34	02/01/07	2 option wells possible
						Average	255	days
Angola
1	THE 185	120’ - ILC, TD	Operating	Angola Drilling Company Ltd	term	High $50s	233	08/19/07
						Average	233	days
Brazil
1	THE 156	150’ - ILC, TD	Operating	El Paso Oleo E Gas Do Brasil Ltda	two wells	High $60s	101	04/09/07	Standing by for El Paso + 2 option wells possible
						Average	101	days
Venezuela
1	Cliffs #37	2000 hp, TDr	Operating	PDVSA	term	High $20s	94	04/02/07
2	Cliffs #40	2000 hp, TD	Operating	PDVSA	one well	High $20s	27	01/25/07
3	Cliffs #42	2000 hp, TD	Operating	PDVSA	one well	High $20s	92	03/31/07
4	Cliffs #43	2000 hp, TDr	Operating	PDVSA	one well	Mid $20s	81	03/20/07
5	Cliffs #54	3000 hp, TD	Operating	PDVSA	one well	Mid $30s	92	03/31/07
6	Cliffs #55	3000 hp, TD	Operating	PDVSA	term	Mid $30s	92	03/31/07
						Average	80	days
Land Rigs - Texas
1	Rig #26	750 hp	Reactivating	Available to start January 2007
2	Rig #27	900 hp	Reactivating	Available to start January 2007

(1)

Rigs described as “operating” are under contract while rigs described as “warm stacked” are not under contract but generally are ready for service. Rigs described as “cold stacked” are not actively marketed, normally require the hiring of an entire crew and require a maintenance review and refurbishment before they can function as a drilling rig.

(2)

Contract dayrates shown in the table above are contract operating dayrates.  These rates do not include lump sum amounts reimbursable from the client for mobilization costs or bonuses that are considered revenue under generally accepted accounting principles. Estimated contract duration is an estimate based on current belief by our customer as to the remaining days to complete the project.

Forward-looking Statement:

The information in this report contains forward-looking statements within the meaning of Section 27A of the Securities Act of 1933 and Section 21E of the Securities Exchange Act of 1934. These forward-looking statements include comments pertaining to estimated contract duration and dayrates. Such statements are subject to risks, uncertainites and assumptions, including but not limited to early termination by the customer pursuant to the contract or otherwise, cancellation or completion of certain contracts or projects earlier than expected, operating hazards and other factors described in TODCO’s Annual Report on Form 10-K filed on February 28, 2006 and other filings with the Securities and Exchange Commission (SEC), which are available free of charge on the SEC’s website at www.sec.gov. TODCO cautions you that forward-looking statements are not guarantees of future performance and that actual results or developments may differ materially from those projected or implied in these statements.

Changes from last report are highlit